SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                         First Federal Bancorp, Inc.
              (Name of Registrant as Specified In Its Charter)

                         First Federal Bancorp, Inc.
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:


                         FIRST FEDERAL BANCORP, INC.
                              505 Market Street
                           Zanesville, Ohio 43701
                               (740) 453-0606

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the 2001 Annual Meeting of Shareholders of First Federal Bancorp, Inc. ("Bancorp"), will be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 21, 2001, at 2:00 p.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

      1. To re-elect Ward D. Coffman, III, Robert D. Goodrich, II, Patrick L. Hennessey and Connie Ayres LaPlante as directors of Bancorp for terms expiring in 2003;

      2. To ratify the selection of Olive LLP ("Olive") as the auditors of Bancorp for the current fiscal year; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only shareholders of Bancorp of record at the close of business on December 26, 2000, will be entitled to receive notice of and to vote at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


Zanesville, Ohio                       J. William Plummer, President and
January 9, 2001                        Chief Executive Officer

                                       Ward D. Coffman, III, Secretary


                         FIRST FEDERAL BANCORP, INC.
                              505 Market Street
                           Zanesville, Ohio 43701
                               (740) 453-0606

                               PROXY STATEMENT

                                   PROXIES

      The enclosed Proxy is being solicited by the Board of Directors of First Federal Bancorp, Inc. ("Bancorp"), for use at the 2001 Annual Meeting of Shareholders of Bancorp to be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 21, 2001, at 2:00 p.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder before exercise by giving notice of revocation to Bancorp in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

      FOR the re-election of Ward D. Coffman, III, Robert D. Goodrich, II, Patrick L. Hennessey and Connie Ayres LaPlante as directors of Bancorp for terms expiring in 2003; and

      FOR the ratification of the selection of Olive LLP ("Olive") as the auditors of Bancorp for the current fiscal year.

      Proxies may be solicited by the directors, officers and other employees of Bancorp in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting and will not be used for any other meeting. The cost of soliciting Proxies will be borne by Bancorp.

      Only shareholders of record as of the close of business on December 26, 2000 (the "Voting Record Date"), are eligible to vote at the Annual Meeting. Bancorp's records disclose that, as of the Voting Record Date, there were 3,113,321 common shares of Bancorp (the "Shares") outstanding. On all matters, shareholders are entitled to one vote for each Share held.

      This Proxy Statement is first being mailed to the shareholders of Bancorp on or about January 9, 2001.

                                VOTE REQUIRED

Election of Directors

      Under Ohio law and Bancorp's Code of Regulations (the "Regulations"), the four nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy.

Ratification of Selection of Auditors

      The affirmative vote of the holders of a majority of the Shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Olive as the auditors of Bancorp for the current fiscal year. The effect of an abstention is the same as an "against" vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the ratification of the selection of Olive as the auditors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the ratification of the selection of Olive as the auditors.

                     VOTING SECURITIES AND OWNERSHIP OF
                  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the only persons known to Bancorp to own beneficially more than five percent (5%) of the outstanding Shares as of December 15, 2000:

                               Amount and Nature of
                             Beneficial Ownership (2)
                             ------------------------        Percent of
Name and Address (1)            Sole          Shared     Shares Outstanding
--------------------            ----          ------     ------------------

Ward D. Coffman, III         170,320 (3)       14,000           5.85%
Connie Ayres LaPlante         72,440 (4)      142,048           6.78%
J. William Plummer           134,350 (5)       75,170           6.58%

___________________

<F1>  Each of the individuals listed in this table may be contacted at the address of Bancorp, 505 Market Street, Zanesville, Ohio 43701.

<F2>  Includes Shares with respect to which the shareholder has sole or shared voting or investment power as a fiduciary for a trust or another person and Shares held by certain family members.

<F3>  Includes 37,480 Shares subject to currently exercisable options granted under the First Federal Bancorp, Inc., 1992 Stock Option Plan for Non-Employee Directors (the "1992 Non-qualified Plan"), the First Federal Bancorp, Inc., 1994 Stock Option Plan for Non-Employee Directors (the "1994 Non-qualified Plan") and the First Federal Bancorp, Inc., 1997 Performance Stock Option Plan for Senior Executive Officers and Outside Directors (the "1997 Plan").

<F4>  Includes 48,140 Shares subject to currently exercisable options granted under the First Federal Bancorp, Inc., 1992 Incentive Stock Option Plan for Officers and Key Employees (the "1992 ISO Plan"), the First Federal Bancorp, Inc., 1994 Stock Option Plan for Officers and Key Employees (the "1994 ISO Plan") and the 1997 Plan.

<F5>  Includes 72,440 Shares subject to currently exercisable options granted under the 1992 ISO Plan, the 1994 ISO Plan and the 1997 Plan.

      The following table sets forth certain information with respect to the number of Shares beneficially owned by each director of Bancorp and by all directors and executive officers of Bancorp as a group as of December 15, 2000:

                               Amount and Nature of
                             Beneficial Ownership (2)
                             ------------------------        Percent of
Name and Address (1)            Sole          Shared     Shares Outstanding
--------------------            ----          ------     ------------------

Ward D. Coffman, III         170,320 (3)       14,000           5.85%
Robert D. Goodrich, II        77,080 (4)            -           2.46%
Patrick L. Hennessey         129,480 (5)       14,000           4.59%
Connie Ayres LaPlante         72,440 (6)      142,048           6.78%
John C. Matesich, III         77,480 (7)       14,000           2.90%
Don R. Parkhill               40,418 (8)       13,106           1.70%
J. William Plummer           134,350 (9)       75,170           6.58%
All directors and executive
 officers of Bancorp
 as a group (7 people)       701,568          230,324 (10)     27.55%

___________________

<F1>  Each of the individuals listed in this table may be contacted at the address of Bancorp, 505 Market Street, Zanesville, Ohio 43701.

<F2>  Includes Shares with respect to which the shareholder has sole or shared voting or investment power as a fiduciary for a trust or another person and Shares held by certain family members.

<F3>  See footnote 3 to the preceding table for a description of Mr.
      Coffman's beneficial ownership.

<F4>  Includes 24,480 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F5>  Includes 12,000 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F6>  See footnote 4 to the preceding table for a description of Ms.
      LaPlante's beneficial ownership.

<F7>  Includes 37,480 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F8>  Includes 37,480 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F9>  See footnote 5 to the preceding table for a description of Mr.
      Plummer's beneficial ownership.

<F10> Messrs. Coffman, Hennessey, Matesich and Plummer share control as
      Trustees over 14,000 shares held in the First Federal Savings Bank of Eastern Ohio Defined Benefit Plan. The 14,000 shares are included in each of their numbers of shares beneficially owned but are included only once in the total number of shares held by all directors and executive officers of Bancorp as a group.

                     PROPOSAL ONE: ELECTION OF DIRECTORS

      In accordance with Article Two of the Code of Regulations of Bancorp (the "Regulations"), four directors are to be elected at the Annual Meeting, each for a term of two years and until their successors are elected. Each holder of Shares is entitled to one vote for each director position for each Share held. No shareholder may cumulate votes in the election of directors.

      In accordance with Section 2.03 of the Regulations, nominees for election as a director may be proposed only by the directors or by a shareholder entitled to vote for directors. The directors will consider shareholder nominations in selecting nominees. A shareholder who wishes to make a nomination must follow the procedures set forth in the Regulations. Such procedures require the submission of a written nomination by the shareholder to the Secretary of Bancorp by the later of the November 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been so owned.

      Unless otherwise directed, Proxies received pursuant to this solicitation will be voted for the nominees listed below, each of whom has been designated by the directors. In the event that any nominee listed below fails to stand for election at the Annual Meeting, Proxies will be voted for such other person as may be designated by the directors. Management does not anticipate that any of the nominees listed below will fail to stand for election at the Annual Meeting.

      The Board of Directors proposes the re-election of the following persons to terms which will expire in 2003:

Name                        Age       Position(s) Held       Director Since (1)
----                        ---       ----------------       ------------------

Ward D. Coffman, III        47      Secretary and Director          1992
Robert D. Goodrich, II      54      Director                        1992
Patrick L. Hennessey        50      Director                        1992
Connie Ayres LaPlante       44      Treasurer and Director          1992

___________________

<F1>  Each of such directors became a director of Bancorp in connection with the conversion of First Federal Savings Bank of Eastern Ohio, Inc. ("First Federal"), from mutual to stock form (the "Conversion") and the formation of Bancorp as the holding company of First Federal. Each director nominee also serves as a director of First Federal.

      The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                 Director
Name                       Age          Position(s) Held         Since (1)     Term Expires
----                       ---          ----------------         ---------     ------------

John C. Matesich, III      57      Chairman and Director           1992            2002
Don R. Parkhill            42      Director                        1995            2002
J. William Plummer         55      President, Chief Executive      1992            2002
                                   Officer and Director

___________________

<F1>  Messrs. Matesich and Plummer became directors of Bancorp in connection with the Conversion and the formation of Bancorp as the holding company of First Federal. Each director also serves as a director of First Federal.

      Ward D. Coffman, III, is an attorney who has been engaged in private practice in the Zanesville area since 1978.

      Robert D. Goodrich, II, is the Chairman of the Board and Chief Executive Officer of Wendy's Management Group, Inc., a position he has held since 1986.

      Patrick L. Hennessey is currently the President of P & D
Transportation. Mr. Hennessey has been employed by P & D Transportation since 1985.

      Connie Ayres LaPlante is a Senior Vice President and the Treasurer of First Federal. Ms. LaPlante commenced employment with First Federal in 1978.

      John C. Matesich, III, is the President of Matesich Distributing Co., a beer distributor in Southeastern Ohio. Mr. Matesich has been the President of Matesich Distributing Co. since 1990 and has been employed by Matesich Distributing Co. since 1972.

      Don R. Parkhill has been the President of Blackson-Parkhill Agency, Inc., doing business as Parkhill Sedanko Insurance Agency, Inc., in Coshocton, Ohio, since 1987. Mr. Parkhill is also the owner of Parkhill Business and Estate Planning, which has sold life insurance and assisted with other financial planning needs since 1987.

      J. William Plummer is currently the President and Chief Executive Officer of First Federal. Mr. Plummer has been employed by First Federal since 1970 and has served as the President and the Chief Executive Officer since 1979.

Meetings of Directors

      The Board of Directors of Bancorp met 14 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2000. Each director attended at least 75% of the aggregate of such meetings and all meetings of the committees of the Board of Directors of which such director is a member.

      The Board of Directors of First Federal met 24 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2000.

Committees of Directors

      The Board of Directors of Bancorp has a Stock Option Committee, which administers Bancorp's stock option plans. The Stock Option Committee is comprised of Messrs. Coffman, Hennessey, Matesich, Parkhill, Goodrich and Plummer and Ms. LaPlante. The Stock Option Committee met once during the fiscal year ended September 30, 2000.

      The Board of Directors of Bancorp does not have a Nominating Committee. Nominations for election to the Board of Directors of Bancorp are determined by the entire Board of Directors of Bancorp. In addition, the Regulations provide a procedure for shareholders to nominate persons for election to the Board of Directors of Bancorp. See "PROPOSAL ONE:
ELECTION OF DIRECTORS."

      The Audit Committee and the Compensation Committee of the Board of Directors of Bancorp meet in conjunction with the Audit Committee and the Compensation Committee of the Board of Directors of First Federal. The Audit Committee is comprised of Messrs. Coffman, Hennessey, Goodrich, Matesich and Parkhill. The function of the Audit Committee is to recommend the retention of outside auditors for Bancorp and First Federal and to review the results of their audit of Bancorp and First Federal. See "AUDIT COMMITTEE REPORT." The Audit Committee met once during the fiscal year ended September 30, 2000.

      Messrs. Coffman, Hennessey and Matesich are the members of the Compensation Committee. The Compensation Committee reviews and recommends to the full Board of Directors salary levels for the executive officers of First Federal and, in conjunction with management, for the other employees of First Federal. The Compensation Committee met once during the fiscal year ended September 30, 2000.

      The Board of Directors of First Federal also has a Loan Committee. The function of the Loan Committee is to approve loans for amounts greater than $252,700. Messrs. Plummer, Coffman and Hennessey are the members of the Loan Committee. The Loan Committee met six times by telephone during the fiscal year ended September 30, 2000.

              COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

      The following Summary Compensation Table sets forth certain information with respect to the compensation paid by First Federal to the chief executive officer of Bancorp and the only other officer of Bancorp to receive cash compensation in excess of $100,000 during fiscal year 2000.

                         Summary Compensation Table

                                                                      Long Term
                                        Annual Compensation          Compensation
                                     --------------------------    -----------------
                                                                        Awards
  Name and Principal                                               -----------------
       Position             Year     Salary ($)(1)    Bonus ($)    Options/ SARs (#)
  ------------------        ----     -------------    ---------    -----------------

J. William Plummer          2000       $151,328       $44,313              -
  President and Chief       1999        144,611        38,519              -
  Executive Officer         1998        140,266        56,711          4,000(2)

Connie Ayres LaPlante       2000         97,758        24,331              -
Treasurer                   1999         92,698        21,146              -
                            1998         89,971        31,626          4,000(2)

___________________

<F1>  Does not include amounts attributable to other miscellaneous benefits, the cost of which was less than 10% of the officer's cash compensation.

<F2>  Represents the number of Shares underlying options granted under the
      1997 Plan, as adjusted for the stock split in the form of a stock dividend effective July 1998. Bancorp does not have a stock benefit plan which provides for the grant of "SARs," an abbreviation for "Stock Appreciation Rights."

Employment Agreements

      In November 2000, First Federal entered into employment agreements with Mr. Plummer and Ms. LaPlante, each with a term of three years. The agreements provide for a salary review by the Board of Directors not less often than annually and the inclusion of the employee in any formally established employee benefit, bonus pension and profit-sharing plans for which senior management personnel are eligible. Each employment agreement may be terminated by First Federal at any time. In the event of termination for "just cause," as defined in the employment agreement, the employee will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination within one year of any change in "control" (as defined below) of First Federal or Bancorp, each employee will be entitled to receive (a) a payment in an amount equal to the sum of (i) the amount of compensation to which the employee is entitled for the remainder of the term of the agreement, plus
(ii) the difference between (x) the product of three multiplied by the total compensation paid to the employee for the immediately preceding calendar year less (y) the amount paid to the employee pursuant to (i); and
(b) continued health, life and disability insurance and other benefits substantially equal to those which the employee was receiving at the time the agreement was terminated until the earliest to occur of the end of the term of the agreement, or the date the employee becomes employed by another employer. "Control," as defined in the employment agreements, generally refers to the acquisition by any person or entity of the ownership or power to vote ten percent (10%) or more of the shares of either First Federal or Bancorp, the control of the election of a majority of the directors of either First Federal or Bancorp or the exercise of a controlling influence over the management or policies of either First Federal or Bancorp.

      In the event of termination other than for "just cause" (as defined in the employment agreement) or in connection with a change of control, the employee will be entitled to a continuation of salary payments for a period of time equal to the term of the employment agreement, as well as a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earlier to occur of the end of the employment agreement term or the date the employee becomes employed full-time by another employer.

Compensation of Directors

      Each non-employee director of Bancorp receives a fee of $250 per month and $50 for each meeting of the Board of Directors attended, with payment for two excused absences per year. Each non-employee director of First Federal receives a fee of $500 per month and $200 for each meeting of the Board of Directors attended, with payment for four excused absences per year. In addition to regular fees paid to the directors of First Federal, members of the Compensation Committee and members of the Benefits Committee who are not employees receive $150 for each meeting attended. Members of the Loan Committee, other than the executive officers, receive $50 for each meeting attended in person, although no fees were paid during the fiscal year ended September 30, 2000, because only telephonic meetings were held during the year. No committee fees are paid to members of the Audit Committee.

Certain Transactions with First Federal

      All loans by First Federal to executive officers and directors of First Federal and Bancorp with outstanding balances during the two fiscal years ended September 30, 2000, were made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. None of such loans involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

      During the fiscal year ended September 30, 2000, First Federal retained the services of Ward D. Coffman, III, an attorney engaged in private practice in the Zanesville area. Mr. Coffman is the secretary and a director of Bancorp and serves as general counsel to First Federal. From time to time, Mr. Coffman will serve as general counsel to First Federal during the fiscal year beginning October 1, 2000.

Stock Option Plans

      The shareholders of Bancorp approved stock option plans for employees (the "ISO Plans") and non-employee directors (the "Non-qualified Plans") in 1993 and in 1995. The purposes of the ISO Plans and the Non-qualified Plans include attracting and retaining the best available personnel as officers, employees and directors of Bancorp and First Federal and providing incentives to the officers, employees and directors of Bancorp and First Federal by facilitating their purchases of an ownership interest in Bancorp.

      Bancorp currently has reserved 677,075 common shares for issuance under the ISO Plans and the Non-qualified Plans, of which 452,226 were subject to outstanding options on December 17, 2000. Options granted under the ISO Plans are intended to qualify as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which, if certain conditions are met, permits the optionees to delay the recognition of federal taxable income on the Shares received upon the exercise of options.

      The Stock Option Committee of the Board of Directors may grant options under the ISO Plans at such times as it deems most beneficial to Bancorp and First Federal. The option exercise price for ISOs is determined by the Stock Option Committee at the time of option grant. The exercise price must not be less than 100% of the fair market value of the Shares on the date of the grant.

      The Non-qualified Plans provide for the grant of options that are not intended to qualify as "incentive stock options" under Section 422 of the Code ("Non-qualified Options"). Grants of Non-qualified Options are made automatically to each non-employee director at the time the Non-qualified Plans became effective or upon a new director's election. Non-qualified Options granted under the 1994 Non-qualified Plan are immediately exercisable upon grant. Non-qualified Options granted under the 1992 Non-qualified Plan are first exercisable one year after the date of grant. The exercise price for Non-qualified Options is at least the fair market value of the Shares on the date of the grant. Termination or removal of an Option recipient for cause, as defined in the ISO Plans and the Non-qualified Plans, will result in the annulment of any outstanding Options.

      The shareholders of Bancorp approved at the 1997 Annual Meeting of Shareholders the 1997 Plan. The Board of Directors of Bancorp has reserved 108,000 Shares for issuance upon the exercise of options granted pursuant to the 1997 Plan. Unlike the ISO Plans and the Non-qualified Plans, the 1997 Plan provides for the automatic grant of options if, and only if, the return on average equity ("ROE") of Bancorp for any fiscal year during the five-year term of the 1997 Plan equals or exceeds the average of the returns on equity of Bancorp for the five fiscal years preceding any such fiscal year (the "Average"). When the ROE during any year of the five-year term equals or exceeds the Average, then an option to purchase 4,000 common shares will be granted to each of the four senior executive officers of First Federal and the five non-employee directors of First Federal and Bancorp on December 1 of such year. However, the maximum number of common shares that may be subject to options granted to any participant under the 1997 Plan is 12,000. As a result, options under the 1997 Plan may be granted in only three of the five years of the term. Options were granted under the 1997 Plan in fiscal year 1998 but not in fiscal years 1999 or 2000.

      The options granted to senior executive officers pursuant to the 1997 Plan are intended to qualify as ISOs, and the options granted to non-employee directors will be Non-qualified Options. The exercise price of the options granted pursuant to the 1997 Plan will be equal to the fair market value of the Shares on the date of the grant, or 110% of the fair market value of the Shares on the date of the grant to a participant who owns more than 10% of Bancorp's outstanding Shares. Any option granted pursuant to the 1997 Plan will, unless otherwise specified by the Stock Option Committee at the time of grant, be exercisable immediately after the date of grant of such option, provided that the optionee will have been a senior executive officer or non-employee director of Bancorp or First Federal at all times during the period beginning with the date of grant of any such option and ending on the date which is three months before the date of exercise of the option.

      All ISOs and Non-qualified Options are immediately exercisable in the event of a "change of control," as defined in the plans. A "change of control" includes execution of an agreement for a merger or acquisition or the acquisition of the beneficial ownership of 25% or more of the voting shares of Bancorp by any person or entity.

      No options were granted to Mr. Plummer or Ms. LaPlante during the fiscal year ended September 30, 2000. The following table sets forth information regarding the number and value of unexercised options held by the persons listed in the Summary Compensation Table:

                       Aggregated Option/SAR Exercises
              In Last Fiscal Year and 9/30/00 Option/SAR Values

                                                                Number of
                                                                Securities          Value of
                                                                Underlying        Unexercised
                                                                Unexercised       In-the-Money
                                                              Options/SARs at   Options/SARs at
                                                                9/30/00(#)        9/30/00(1)
                         Shares Acquired                       Exercisable/      Exercisable/
       Name                on Exercise      Value Realized     Unexercisable     Unexercisable
       ----              ---------------    --------------    ---------------   ---------------

J. William Plummer              N/A                N/A           72,440/0          $257,090/0
Connie Ayres LaPlante        12,150            $53,156           48,140/0          $141,665/0

___________________

<F1>  An option is "in-the-money" if the fair market value of the underlying Shares exceeds the exercise price of the option. The figure represents the value of such unexercised options, determined by multiplying the number of Shares subject to unexercised options by the difference between the exercise prices of such options and the closing sale price for the Shares on September 30, 2000, as reported by The Nasdaq Stock Market.

          SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, Bancorp's directors and executive officers and persons holding more than ten percent of the common shares of Bancorp are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and Bancorp. The SEC has established specific due dates for such reports. Based upon a review of such reports, Bancorp must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. Mr. Goodrich reported in 2000 four transfers of shares into a trust that should have been reported on two Forms 5 for prior years.

                           AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of Bancorp is comprised of five directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing Bancorp's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit Bancorp's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

      As required by the Charter, the Audit Committee received and reviewed the report of Olive regarding the results of their audit, as well as the written disclosures and the letter from Olive required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of Bancorp. A representative of Olive also discussed with the Audit Committee the independence of Olive from Bancorp, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Olive included the following:

      * Olive's responsibilities in accordance with generally accepted auditing standards
      * The initial selection of, and whether there were any changes in, significant accounting policies or their application
      *     Management's judgments and accounting estimates
      *     Whether there were any significant audit adjustments
      *     Whether there were any disagreements with management
      *     Whether there was any consultation with other accountants
      * Whether there were any major issues discussed with management prior to Olive's retention
      * Whether Olive encountered any difficulties in performing the audit
      * Olive's judgments about the quality of Bancorp's accounting principles
      * Olive's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Olive, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2000, to be filed with the SEC.

      Ward D. Coffman, III
      Robert D. Goodrich, II
      Patrick L. Hennessey
      John C. Matesich, III
      Don R. Parkhill

            PROPOSAL TWO:  RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors of Bancorp has selected Olive as the auditors of Bancorp and its subsidiary for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Olive will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      Upon the recommendation of the Audit Committee and the approval of the Board of Directors of Bancorp, Crowe Chizek and Company LLP ("Crowe Chizek") was dismissed as Bancorp's independent public auditors on December 16, 1999. On the same date, Olive was engaged to audit Bancorp's financial statements for the fiscal year ended September 30, 2000. The decision to change auditors was based upon a belief that Olive could serve Bancorp's needs more efficiently and responsively than Crowe Chizek.

      The report of Crowe Chizek on the financial statements for the fiscal years ended September 30, 1999, and September 30, 1998, contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. There has not been any disagreement between Bancorp and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF OLIVE AS THE AUDITORS OF BANCORP FOR THE CURRENT FISCAL YEAR.

               PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

      Any proposals of security holders intended to be included in Bancorp's Proxy Statement for the 2002 Annual Meeting of Shareholders should be sent to Bancorp by certified mail and must be received by Bancorp not later than September 11, 2001. In addition, if a shareholder intends to present a proposal at the 2002 Annual Meeting and the proposal is not received by November 25, 2001, then the proxies designated by the Board of Directors of Bancorp for the 2002 Annual Meeting of Shareholders of Bancorp may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

      Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. If, however, other matters are brought before the Annual Meeting, the persons named in the enclosed Proxy intend to vote such Proxy in accordance with their best judgment.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


Zanesville, Ohio                       J. William Plummer, President and
December 15, 2000                      Chief Executive Officer


                                       Ward D. Coffman, III, Secretary


                                  Exhibit A

                         FIRST FEDERAL BANCORP, INC.
                           AUDIT COMMITTEE CHARTER

I.    Purpose

      The purpose of the Audit Committee is to assist the Board of Directors of First Federal Bancorp, Inc. ("FFBZ)" in fulfilling its responsibility to shareholders, the public, and government bodies relating to corporate accounting, reporting practices of FFBZ, and the quality and integrity of the financial reports of FFBZ.

II.   Composition

      The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be able to read and understand FFBZ's basic financial statements. Satisfaction of this financial literacy requirement shall be determined in accordance with the applicable rules of The Nasdaq Stock Market, Inc.

      The members of the Committee shall be elected by the Board at the annual organization meeting of FFBZ or until their successors shall be duly elected and qualified. The members of the Committee may designate a chair by majority vote of the full Committee membership.

III.  Meetings

      The Committee is to meet at least two times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be set by the Committee chair. The Committee is to meet with the chief financial officer, independent accounts, and internal auditor at least once each year and at other times when considered appropriate. Committee members will strive to be present at all meetings. As necessary or desirable, the Committee may request that members of management and representatives of the independent accountants be present at Committee meetings.

IV.   Responsibilities

      To fulfill its responsibilities and duties, the Committee shall:

      1. Review and update this Charter periodically as conditions dictate, but at least annually.

      2. Review FFBZ's annual financial statements and any annual financial reports submitted to any governmental body or the public, including any reports or opinions rendered by the independent accountants.

      3. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and in light of the independent accountants' ultimate accountability to the Committee and the Board and the ultimate authority and responsibility of the Committee and the Board to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement). The Committee should ensure that the independent accountants submit to the Committee periodically a written statement of all relationships between the independent accountants and FFBZ, consistent with Independence Standards Board Standard 1 and engage in active dialog with the independent accountants about all significant relationships the accountants have with FFBZ to determine the accountants' independence.

      4. Review the performance of the independent accountants and consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of FFBZ's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent accountants of the factors considered by the independent accountants in determining the audit's scope. The accountants should confirm that no limitations have been placed on the scope or nature of the audit. The Committee should recommend to the Board whether the audited financial statements should be contained in FFBZ's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission.

      5. Review with management, the independent accountants and the internal auditor any difficulties of disagreements encountered during the course of the audit, as well as any improvements that could be made in the audit or internal control procedures.

      6. Receive communications, if any, from the independent accountants with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of FFBZ. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

      7. Prepare a report to be included in the Proxy Statement for FFBZ's annual meeting of shareholders, as required by the regulations of the Securities and Exchange Commission.

      8. Perform any other activities consistent with this Charter, FFBZ's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that FFBZ's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principals. That is the responsibility of management and FFBZ's independent accountants.

REVOCABLE PROXY

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         FIRST FEDERAL BANCORP, INC.
                       THE FIRST FEDERAL BANCORP, INC.
                       ANNUAL MEETING OF SHAREHOLDERS
                              FEBRUARY 21, 2001

      The undersigned shareholder of First Federal Bancorp, Inc. ("Bancorp") hereby constitutes and appoints John C. Matesich, III, Don R. Parkhill and Larry W. Snode, or any one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of Bancorp to be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 21, 2001, at 2:00 p.m. (the "Annual Meeting"), all of the shares of Bancorp which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

1.    To re-elect four directors of Bancorp for terms expiring in 2003;

      [ ]  FOR all nominees listed      [ ]   WITHHOLD authority to vote
           below (except as marked to         for all nominees listed below:
           the contrary below):

                            Ward D. Coffman, III
                           Robert D. Goodrich, II
                            Patrick L. Hennessey
                           Connie Ayres LaPlante

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------------------------------

2. To ratify the selection of Olive LLP as the auditors of Bancorp for the current fiscal year; and

               [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

       IMPORTANT:  Please sign and date this Proxy on the reverse side.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of Bancorp and of the accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as your name appears on your Stock Certificates(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------------     -----------------------------------
Signature                              Signature


----------------------------------     -----------------------------------
Print or Type Name                     Print or Type Name


Date:  ---------------------------     Date:  ----------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANCORP. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.